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Semi-Annual Report

August 31, 2002

Debt Strategies
Fund, Inc.

www.mlim.ml.com

                           DEBT STRATEGIES FUND, INC.

The Benefits and Risks of Leveraging

Debt Strategies Fund, Inc. utilizes leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will benefit from the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

                                     Debt Strategies Fund, Inc., August 31, 2002

DEAR SHAREHOLDER

Investment Approach

Debt Strategies Fund, Inc. is comprised of high-yield bonds and participations in leveraged bank loans. The high-yield bond and bank markets contain similar industry sectors and often have overlapping issuers. As a result, general economic events and trends tend to move the two markets in the same direction, although bonds typically experience greater volatility than bank loans. This can be attributed to two factors. First, bank loans are usually senior secured obligations, thus generally offering investors greater principal protection than unsecured bonds. Second, bank loans are typically floating rate instruments whose principal value generally does not move inversely with interest rate movements, as is the case with fixed income bonds.

Market Review

The high-yield bond market continued its post-September 11, 2001 rally into the beginning of 2002 only to experience a new wave of volatility. Declining default rates reversed their trend as a number of giant fallen angels migrated into our market. Underlying investor concern regarding corporate misbehavior that brought much of this about was fueled by investor flight from the market, adding further volatility. For example, during the 14-week period ended July 31, 2002, 10 of the 14 weeks saw mutual fund outflows. The market was so disrupted, in fact, that we saw several planned bond and equity issues postponed indefinitely.

Fund Performance

For the six-months ended August 31, 2002, the Fund had a total return of -8.80%, based on a change in per share net asset value from $6.03 to $5.14, and assuming reinvestment of $.396 per share income dividends. For the same period, the Fund's benchmark, which is an equal blend of the Credit Suisse First Boston
(CSFB) High Yield Index and the CSFB Leveraged Loan Index, had a total return of -1.41%. For the six months ended August 31, 2002, the net annualized yield of the Fund's Common Stock was 15.13%.

The cable and utility industries displaced telecommunications as the industries most responsible for the Fund's underperformance. Pricing weakness, which had already spread from wired to wireless telecommunications, spread further to cable, following the Adelphia Communications Corp. bankruptcy and scandal. For example, during the six months ended August 31, 2002, we saw the price of our $10 million Century Cable Holdings LLC (an Adelphia Communications subsidiary) loan decline in price from 99 to 70. We believe the weakness in cable is unwarranted given the industry's maturity, consistency and well-established valuation methodology. In fact, these valuations are so well established that the presiding judge in the Adelphia Communications bankruptcy case ordered that current interest be paid on our Adelphia Communications subsidiary bank debt. We believe some of the pricing pressure on the portfolio is non-credit related and is a result of factors such as the possibility of more negative surprises coming from Corporate America. For example, the financial reporting problems may be more systemic than originally anticipated. Another example of this is our exposure to Mission Energy Holdings, which represented 2.4% of the portfolio at August 31, 2002. Mission Energy is a subsidiary of Edison International of California and was created exclusively to purchase the non-nuclear generating assets of the former Commonwealth Edison. Mission Energy, along with other electrical generators, suffered derivative damage from the activities and well-publicized accounting malpractices of energy traders that undermined the investment community's confidence. When a major customer only partially renewed power purchase contracts, leaving Mission Energy potentially overexposed to the vagaries of the spot power market, our bonds plunged from above par to 42.

Investment Activity

We continue to shade the portfolio in favor of bonds. This strategy was originally adopted in an effort to recapture net asset value but took on greater urgency following the series of post-September 11, 2001 interest rate cuts and their impact on the three-month London InterBank Offering Rate of which most of the Fund's loans are priced. Our efforts at re-establishing net asset value have been hampered by the widespread corporate defaults. However, we have had some success maintaining the yield, which partially offset a decline in the Fund's net asset value.

In Conclusion

We are seeing our faith in the wireless sector rewarded by strengthening prices (for example, Nextel Communications, Inc.) and are confident the same is likely for our cable and utility names. We will continue to maintain the portfolio's shift in favor of bonds while looking for value-added trades within the bond portfolio.

We thank you for your investment in Debt Strategies Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Kevin J. Booth

Kevin J. Booth
Vice President and Portfolio Manager


/s/ Joseph Matteo

Joseph Matteo
Vice President and Portfolio Manager

September 30, 2002

PROXY RESULTS

During the six-month period ended August 31, 2002, Debt Strategies Fund, Inc.'s shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on May 23, 2002. A description of the proposal and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------------------------------
                                                                                  Shares Voted           Shares Withheld
                                                                                       For                 From Voting
---------------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:           Terry K. Glenn                94,948,313               2,678,070
                                                     Ronald W. Forbes              95,099,257               2,527,126
                                                     Cynthia A. Montgomery         95,057,016               2,569,367
                                                     Charles C. Reilly             94,965,979               2,660,404
                                                     Kevin A. Ryan                 95,071,989               2,554,394
                                                     Roscoe S. Suddarth            95,025,556               2,600,827
                                                     Richard R. West               95,147,250               2,479,133
                                                     Edward D. Zinbarg             95,040,206               2,586,177
---------------------------------------------------------------------------------------------------------------------------


                                     2 & 3

                                     Debt Strategies Fund, Inc., August 31, 2002

PORTFOLIO PROFILE

 As of August 31, 2002

                                                                     Percent of
 Ten Largest Holdings                                               Total Assets
 -------------------------------------------------------------------------------
 Nextel Communications, Inc. .....................................       3.5%
 U.S. Industries Inc. ............................................       2.4
 Charter Communications Holdings LLC .............................       2.4
 Wyndham International, Inc. .....................................       2.4
 Radio Unica Corp. ...............................................       1.8
 Coaxial LLC/Coaxial Finance .....................................       1.7
 Mission Energy Holdings .........................................       1.6
 Ainsworth Lumber Company ........................................       1.6
 Century Cable Holdings LLC ......................................       1.6
 Stone Container Corporation .....................................       1.5
 -------------------------------------------------------------------------------

                                                                     Percent of
 Five Largest Industries                                            Total Assets
 -------------------------------------------------------------------------------
 Cable Television Services .......................................      12.9%
 Utilities .......................................................       7.4
 Gaming ..........................................................       6.8
 Wireless Telecommunications .....................................       6.1
 Broadcasting ....................................................       5.4
 -------------------------------------------------------------------------------

                                                                     Percent of
 Quality Ratings                                                      Long-Term
 S&P/Moody's                                                         Investments
 -------------------------------------------------------------------------------
 BBB/Baa .........................................................       4.3%
 BB/Ba ...........................................................      24.6
 B/B .............................................................      43.5
 CCC/Caa or lower ................................................      17.6
 NR (Not Rated) ..................................................      10.0
 -------------------------------------------------------------------------------

                                                                     Percent of
                                                                      Long-Term
 Geographic Allocation by Country                                    Investments
 -------------------------------------------------------------------------------
 United States ...................................................      92.4%
 Canada ..........................................................       5.4
 Kyrguzstan ......................................................       0.6
 Australia .......................................................       0.5
 Poland ..........................................................       0.4
 Cayman Islands ..................................................       0.3
 Bahamas .........................................................       0.2
 United Kingdom ..................................................       0.1
 Argentina .......................................................       0.1
 Brazil ..........................................................       0.0*
 Netherlands .....................................................       0.0*
 -------------------------------------------------------------------------------

* Amount is less than 0.1%.

SCHEDULE OF INVESTMENTS                                        (in U.S. dollars)

                           S&P     Moody's      Face
INDUSTRIES               Ratings   Ratings     Amount                     Corporate Debt Obligations                    Value
================================================================================================================================
Air Transportation          D        Ca    US$ 2,795,000    USAir Inc., 10.375% due 3/01/2013                        $ 1,062,100
Service--0.2%
================================================================================================================================
Amusement &                 B+       B1        6,000,000    Intrawest Corporation, 10.50% due 2/01/2010                6,210,000
Recreational                NR*      NR*       3,473,523    Kerasotes Theatres, Inc., Term B, due 12/31/2004**         3,440,959
Services--2.6%              NR*      NR*       1,800,000   +Loews Cineplex Entertainment, 8.875% due 8/01/2008           173,250
                            BB-      Ba3       2,750,000    Metro-Goldwyn-Mayer Inc., Term B, due 6/30/2008**          2,751,719
                            B        B2        1,225,000    Vail Resorts Inc., 8.75% due 5/15/2009                     1,243,375
                                                                                                                     -----------
                                                                                                                      13,819,303
================================================================================================================================
Apparel--0.7%                                               Arena Brands, Inc.:**
                            NR*      NR*         206,674     Term A, due 6/01/2003                                       194,356
                            NR*      NR*       2,849,659     Term B, due 6/01/2003                                     2,687,513
                            BB       B1          700,000    Russell Corporation, 9.25% due 5/01/2010 (d)                 715,750
                                                                                                                     -----------
                                                                                                                       3,597,619
================================================================================================================================
Automotive                  B+       B1        3,334,971    Citation Corporation, Term B, due 12/01/2007**             2,951,449
Equipment--2.4%             BB       Ba3         150,000    Dana Corporation, 9% due 8/15/2011                           143,250
                            B        B2        1,550,000    Dura Operating Corporation, 9% due 5/01/2009               1,488,000
                            CCC-     Caa2      3,200,000    Holley Performance Products, 12.25% due 9/15/2007          1,572,000
                            NR*      NR*       3,850,000   +Key Plastics, Inc., 10.25% due 3/15/2007                         385
                            B        B3        2,500,000    Metaldyne Corporation, 11% due 6/15/2012 (d)               2,193,750
                            CCC+     Caa1      3,375,000    Tenneco Automotive Inc., 11.625% due 10/15/2009            2,632,500
                                                            Venture Holdings Trust:
                            CCC-     Caa1      1,800,000     9.50% due 7/01/2005                                         994,500
                            CC       Caa2      4,450,000   + 12% due 6/01/2009                                         1,068,000
                                                                                                                     -----------
                                                                                                                      13,043,834
================================================================================================================================
Broadcasting--7.7%          NR*      NR*       4,362,455    Bahakel Communications Ltd., Term B, due 6/30/2008**       4,046,177
                                                            Cumulus Media Inc.:
                            CCC+     B3        2,000,000     10.375% due 7/01/2008                                     2,090,000
                            B        B1        1,000,000     Term B, due 2/04/2010**                                   1,005,625
                            B        B3        1,000,000    Globo Comunicacoes e Participacoes, Ltd., 10.625%
                                                            due 12/05/2008 (d)                                           250,000
                            NR*      NR*       6,471,568    Gocom Communications LLC, Term B, due 12/31/2007**         6,212,705
                            CCC      Caa1      2,916,667    Granite Broadcasting Corporation, Term A,
                                                            due 4/15/2004**                                            2,909,375
                            B-       B3        2,000,000    Nexstar Finance Inc. LLC, 12% due 4/01/2008                2,090,000
                            NR*      Caa3     24,525,000    Radio Unica Corp., 11.75% due 8/01/2006                   13,550,063
                            CCC      Caa1      5,000,000    Sirius Satellite, 14.50% due 5/15/2009                     1,150,000
                            B-       B3        4,650,000    Spanish Broadcasting System, 9.625% due 11/01/2009         4,708,125
                            B-       B3        3,000,000    Young Broadcasting Inc., 8.75% due 6/15/2007               2,722,500
                                                                                                                     -----------
                                                                                                                      40,734,570
================================================================================================================================


                                     4 & 5

                                     Debt Strategies Fund, Inc., August 31, 2002

SCHEDULE OF INVESTMENTS (continued)                            (in U.S. dollars)

                           S&P     Moody's      Face
INDUSTRIES               Ratings   Ratings     Amount                     Corporate Debt Obligations                    Value
================================================================================================================================
Building &                  B        B2    US$10,500,000    Champion Home Builders, 11.25% due 4/15/2007 (d)         $ 6,825,000
Construction--1.3%
================================================================================================================================
Building                    NR*      NR*       5,850,000   +Formica Corporation, 10.875% due 3/01/2009                 1,521,000
Materials--0.7%             NR*      NR*       2,302,353    Trussway Industries Inc., Term B, due 12/31/2006**         2,014,559
                                                                                                                     -----------
                                                                                                                       3,535,559
================================================================================================================================
Cable Television                                            CSC Holdings Inc.:
Services--17.6%             BB+      B1        1,525,000     7.25% due 7/15/2008                                       1,258,125
                            BB+      B1        1,925,000     7.625% due 7/15/2018                                      1,453,375
                                                            Century Cable Holdings LLC:**
                            D        Caa1     10,000,000     Term, due 6/30/2009                                       7,043,750
                            D        Caa1      7,000,000     Term, due 12/31/2009                                      4,926,250
                                                            Charter Communications Holdings LLC:
                            B+       B2       10,000,000     10% due 4/01/2009                                         6,950,000
                            B+       B2        2,000,000     11.125% due 1/15/2011                                     1,400,000
                            B+       B2        4,700,000     0/9.92% due 4/01/2011 (c)                                 2,256,000
                            B-       B2        3,000,000     10% due 5/15/2011                                         2,085,000
                            BBB-     Ba3       1,995,000     Term, due 9/18/2008**                                     1,720,688
                            BBB-     Ba3       4,987,500     Term B, due 3/18/2008**                                   4,307,260
                                                            Classic Cable Inc.:**
                            D        NR*         400,000     Debtor in Possession, due 11/15/2002                        400,000
                            D        NR*       4,328,082     Term C, due 1/31/2008                                     3,419,185
                            B        B3        4,500,000    Coaxial Communications/Phoenix, 10% due 8/15/2006          3,847,500
                            CCC+     Caa1     20,000,000    Coaxial LLC/Coaxial Finance, 0/12.875%
                                                            due 8/15/2008 (c)                                         13,000,000
                            B        B1        2,000,000    Echostar Broadband Corporation, 10.375%
                                                            due 10/01/2007                                             2,040,000
                                                            Echostar DBS Corporation:
                            B+       B1        1,500,000     9.25% due 2/01/2006                                       1,492,500
                            B+       B1        6,950,000     9.375% due 2/01/2009                                      6,915,250
                            BB+      Ba3       8,000,000    Insight Midway, Term B, due 12/31/2009**                   7,491,664
                            B+       B2        2,500,000    Insight Midwest, 9.75% due 10/01/2009                      2,225,000
                            NR*      NR*       8,750,000   +Mallard Cable, Term B, due 9/30/2008**                     4,375,000
                            B+       B2        2,000,000    Mediacom LLC, 9.50% due 1/15/2013                          1,630,000
                            D        Ca        1,000,000    Multicanal SA, 10.50% due 4/15/2018                          120,000
                            D        B2        6,000,000    Olympus Cable Holdings LLC, Term B, due 9/30/2010**        4,813,638
                            B+       B1        3,940,000    Pegasus Communications, Term, due 4/30/2005**              3,546,000
                            CCC+     Ca        7,500,000    Pegasus Satellite, 12.375% due 8/01/2006                   3,543,750
                            NR*      NR*       3,000,000   +Supercanal Holdings SA, 11.50% due 5/15/2005 (d)              90,000
                            C        Ca        6,100,000    Telewest Communications PLC, 9.875% due 2/01/2010            915,000
                            D        Ca        5,500,000   +United Pan-Europe Communications NV, 11.25%
                                                            due 2/01/2010                                                192,500
                                                                                                                     -----------
                                                                                                                      93,457,435
================================================================================================================================
Chemicals--6.1%             BB       Ba3       6,250,000    Arco Chemical Company, 9.80% due 2/01/2020                 5,132,812
                            BB       B1        8,000,000    Equistar Chemicals LP, 8.75% due 2/15/2009                 7,080,000
                            B        B3        1,100,000    Foamex LP/Capital Corporation, 10.75% due 4/01/2009 (d)    1,012,000
                            B-       Caa2     11,000,000    Huntsman ICI Holdings, 0% due 12/31/2009 (c)               2,530,000
                                                            Huntsman International LLC:
                            B        B3        1,900,000     9.875% due 3/01/2009 (d)                                  1,947,500
                            B+       B2          720,000     Term B, due 6/30/2007**                                     721,350
                            B+       B2          720,000     Term C, due 6/30/2008**                                     721,350
                            B+       B2        2,350,000    ISP Holdings, Inc., 10.625% due 12/15/2009                 2,021,000
                                                            Lyondell Chemical Company:
                            BB       Ba3       6,250,000     9.50% due 12/15/2008                                      6,062,500
                            BB       Ba3       4,000,000     11.125% due 7/15/2012                                     4,120,000
                            NR*      NR*       1,450,917    PCI Chemicals, 10% due 12/31/2008                            973,928
                            NR*      NR*         483,639    Pioneer Companies, Inc., 5.355% due 12/31/2006               319,806
                                                                                                                     -----------
                                                                                                                      32,642,246
================================================================================================================================
Computer-Related            NR*      NR*       2,297,046   +Bridge Information Systems, Term B, due 5/29/2005**          367,527
Products--0.1%
================================================================================================================================
Consumer                    BB+      Ba3       3,500,000    American Greetings, 11.75% due 7/15/2008                   3,797,500
Products--7.6%              B+       Ba3       2,977,500    Armkel LLC, Term B, due 3/30/2008**                        3,001,159
                            BB-      Ba3         804,568    Burhmann NV, Term B, due 10/26/2007**                        798,367
                            NR*      Caa3     25,460,000   +Decora Industries Inc., 11% due 5/01/2005                      2,546
                            D        C         2,500,000   +Diamond Brands Inc., 0/12.875% due 4/15/2009 (c)              12,500
                            B-       Caa2      2,000,000    Home Products International Inc., 9.625%
                                                            due 5/15/2008                                              1,800,000
                            CCC      Caa2      5,500,000    Remington Product Company LLC, 11% due 5/15/2006           4,207,500
                            CCC+     Caa2     11,000,000    Samsonite Corporation, 10.75% due 6/15/2008 (d)            8,332,500
                            B        B3       22,000,000    U.S. Industries Inc., 7.125% due 10/15/2003               18,755,000
                                                                                                                     -----------
                                                                                                                      40,707,072
================================================================================================================================
Electronics/Electrical      D        C        10,143,000   +Advanced Glassfiber Yarn, 9.875% due 1/15/2009             3,042,900
Components--4.0%                                            Amkor Technology Inc.:
                            B+       B1        3,500,000     9.25% due 5/01/2006                                       2,555,000
                            B        B1        6,700,000     9.25% due 2/15/2008                                       4,891,000
                            B+       B1          464,590    ChipPAC International Ltd., Term B, due 7/31/2006**          462,267
                            NR*      B1        1,668,248    DD Incorporated, Term B, due 4/22/2005**                   1,334,598
                            CCC      Caa2     10,145,000    High Voltage Engineering, 10.75% due 8/15/2004             3,652,200
                            BBB-     Ba1       4,300,000    Mirant Americas General LLC, 7.625% due 5/01/2006          2,881,000
                            B        B2        1,338,991    On Semiconductor Components, Term D, due 8/04/2007**       1,203,753
                            NR*      B1        3,421,351    Trend Technologies, Inc., Term, due 2/28/2007**            1,231,687
                                                                                                                     -----------
                                                                                                                      21,254,405
================================================================================================================================


                                     6 & 7

                                     Debt Strategies Fund, Inc., August 31, 2002

SCHEDULE OF INVESTMENTS (continued)                            (in U.S. dollars)

                           S&P     Moody's      Face
INDUSTRIES               Ratings   Ratings     Amount                     Corporate Debt Obligations                    Value
================================================================================================================================
Energy--4.6%                BB-      Ba3   US$ 2,500,000    Belco Oil & Gas Corp., 8.875% due 9/15/2007              $ 2,550,000
                            CCC+     Caa1      1,900,000    Continental Resources, 10.25% due 8/01/2008                1,629,250
                            BB-      Ba3       2,252,903    Dresser Inc., Term B, due 4/10/2009**                      2,264,571
                            BB-      B1          750,000    El Paso Energy Partners, 8.50% due 6/01/2011                 738,750
                            CCC+     Caa3      3,250,000    Energy Corp. of America, 9.50% due 5/15/2007               2,140,937
                                                           +Enron Corp.:
                            D        Ca        2,000,000     9.125% due 4/01/2003                                        210,000
                            D        Ca        6,000,000     7.875% due 6/15/2003                                        630,000
                            B        B2        2,925,000    Lone Star Technologies, 9% due 6/01/2011                   2,749,500
                            B+       B2        4,500,000    Nuevo Energy Company, 9.50% due 6/01/2008                  4,545,000
                            BBB-     NR*       2,992,500    Pride International Inc., Term, due 6/14/2007**            3,002,788
                            BB-      Ba3       4,000,000    Vintage Petroleum, 8.25% due 5/01/2012                     4,000,000
                                                                                                                     -----------
                                                                                                                      24,460,796
================================================================================================================================
Environmental               D        NR*       1,800,000   +IT Group Inc., 11.25% due 4/01/2009                              180
Services--0.8%                                              URS Corporation:
                            B        B2        1,500,000     12.25% due 5/01/2009 (d)                                  1,380,000
                            BB-      Ba3       3,000,000     Term B, due 7/01/2008**                                   2,994,375
                                                                                                                     -----------
                                                                                                                       4,374,555
================================================================================================================================
Financial                   B        B2        3,000,000    Ares Leveraged Fund II, Junior Subordinate
Services--1.9%                                              Secured Note, due 10/31/2005 (a)(d)                        2,430,000
                            NR*      NR*       1,500,000    Investcorp SA, Term, due 10/21/2008**                      1,510,350
                            NR*      Ba3       2,000,000    Pennant CBO Limited, 13.43% due 3/14/2011 (d)(f)           1,970,000
                            NR*      NR*       3,500,000    Preferred Term Securities VI, 20%
                                                            due 7/03/2032 (a)(d)                                       3,500,000
                                                            SKM-Libertyview CBO Limited (d)(f):
                            NR*      Baa2      1,500,000     8.71% due 4/10/2011                                         300,000
                            NR*      Ba3       1,000,000     11.91% due 4/10/2011                                        150,000
                                                                                                                     -----------
                                                                                                                       9,860,350
================================================================================================================================
Food & Kindred              NR*      Caa2      9,389,000   +Archibald Candy Corporation, 10.25% due 7/01/2004          4,882,280
Products--7.6%              BB+      Ba2       5,610,938    Dean Foods Company, Term B, due 7/15/2008**                5,628,085
                            NR*      NR*      22,526,000   +Envirodyne Industries, 10.25% (h)                          7,884,100
                            BB+      Ba2       2,970,000    International Multi-Foods Corporation, Term B,
                                                            due 2/28/2008**                                            2,985,114
                            B-       B3        8,000,000    Luigino's Inc., 10% due 2/01/2006                          8,000,000
                            BB-      Ba3       4,306,595    Merisant Company, Term B, due 3/30/2007**                  4,323,416
                            NR*      Caa2     11,750,000    RAB Enterprises Inc., 10.50% due 5/01/2005                 5,875,000
                            B+       Ba2       1,000,000    SC International Services, Inc., 9.25%
                                                            due 9/01/2007                                                780,000
                                                                                                                     -----------
                                                                                                                      40,357,995
================================================================================================================================
Forest Products--3.3%                                       Ainsworth Lumber Company:
                            B-       B3        9,000,000     12.50% due 7/15/2007 (b)                                  9,360,000
                            B-       B3        2,500,000     13.875% due 7/15/2007                                     2,700,000
                            B+       B3        6,000,000    Millar Western Forest, 9.875% due 5/15/2008                5,580,000
                                                                                                                     -----------
                                                                                                                      17,640,000
================================================================================================================================
Gaming--9.8%                                               +Aladdin Gaming, LLC:
                            NR*      NR*      13,000,000     0/13.50% due 3/01/2010 (c)                                  260,000
                            NR*      Caa1      2,968,421     Term B, due 8/25/2006**                                   2,463,789
                            NR*      Caa1      4,455,000     Term C, due 2/26/2008**                                   3,697,650
                            BB-      B1        5,933,312    Ameristar Casinos Inc., Term B, due 12/20/2006**           5,967,429
                            B+       B1        2,200,000    Boyd Gaming Corporation, 8.75% due 4/15/2012               2,277,000
                                                            Hollywood Park Inc.:
                            CCC+     Caa1      4,300,000     9.25% due 2/15/2007                                       3,827,000
                            CCC+     Caa1      3,000,000     9.50% due 8/01/2007                                       2,730,000
                            BB-      Ba2         997,500    Isle of Capri Casinos, Inc., Term B,
                                                            due 4/25/2008**                                            1,003,200
                            B        B2        2,000,000    Jacobs Entertainment, 11.875% due 2/01/2009 (d)            2,050,000
                            B+       B2        3,600,000    Marina District Finance Co., Term B, due 5/31/2007**       3,582,000
                            BB+      Ba2       7,000,000    Park Place Entertainment, 8.125% due 5/15/2011             7,113,750
                            B        B2        2,150,000    Peninsula Gaming LLC, 12.25% due 7/01/2006                 2,150,000
                            B-       B3        7,000,000    Penn National Gaming Inc., 11.125% due 3/01/2008           7,560,000
                            B+       B2        1,800,000    Sun International Hotels, 8.875% due 8/15/2011             1,806,750
                            CCC      Caa3      2,325,000    Trump Atlantic City Associates/Funding Inc., 11.25%
                                                            due 5/01/2006                                              1,685,625
                            B-       Caa1      4,000,000    Venetian Casino/LV Sands, 11% due 6/15/2010 (d)            4,015,000
                                                                                                                     -----------
                                                                                                                      52,189,193
================================================================================================================================
Health Services--1.6%       BB-      Ba3         995,382    Da Vita Inc., Term B, due 3/31/2009**                        998,680
                            B+       B1        3,970,000    MedPointe Inc., Term B, due 9/30/2008**                    3,992,331
                            B-       B3        3,325,000    Vanguard Health Systems, 9.75% due 8/01/2011               3,358,250
                                                                                                                     -----------
                                                                                                                       8,349,261
================================================================================================================================
Health Care                 B+       Ba2       5,000,000    Fresenius Medical Capital Trust IV, 7.875%
Provicers--0.8%                                             due 6/15/2011                                              4,125,000
================================================================================================================================
Hotels & Motels--7.1%       B        B2        7,000,000    Extended Stay America, 9.15% due 3/15/2008                 6,632,500
                            BB-      Ba3       1,800,000    HMH Properties, Inc., 8.45% due 12/01/2008                 1,743,750
                            B        B2        2,650,000    John Q. Hammons Hotels, 8.875% due 5/15/2012               2,570,500
                            NR*      NR*       3,000,000   +Lodgian Financing Corp., 12.25% due 7/15/2009              1,680,000
                            B        B2        6,500,000    Majestic Star LLC, 10.875% due 7/01/2006                   6,532,500
                                                            Wyndham International, Inc.:
                            B        NR*       6,999,526     Increasing Rate Term, due 6/30/2004**                     5,859,920
                            B        NR*      15,090,731     Term, due 6/30/2006**                                    12,500,151
                                                                                                                     -----------
                                                                                                                      37,519,321
================================================================================================================================
Industrial                  CC       Caa3      2,000,000    Key3Media Group Inc., 11.25% due 6/15/2011                   380,000
Services--1.4%              B-       Caa3      9,375,000    Muzak Holdings LLC, 0/13% due 3/15/2010 (c)                5,015,625
                            BB-      Ba3       2,000,000    SC Johns, Term B, due 9/15/2009**                          2,012,968
                                                                                                                     -----------
                                                                                                                       7,408,593
================================================================================================================================


                                     8 & 9

                                     Debt Strategies Fund, Inc., August 31, 2002

SCHEDULE OF INVESTMENTS (continued)                            (in U.S. dollars)

                           S&P     Moody's      Face
INDUSTRIES               Ratings   Ratings     Amount                     Corporate Debt Obligations                    Value
================================================================================================================================
Leasing & Rental            CCC+     Caa2  US$ 3,750,000    Anthony Crane Rental LP, Term, due 7/22/2006**           $ 2,293,751
Services--3.6%              B        B2        3,600,000    Coinmach Corporation, 9% due 2/01/2010                     3,690,000
                            BB-      Caa3      6,800,000    National Equipment Services, 10% due 11/30/2004            4,590,000
                            CCC      Ca        2,750,000    Neff Corp., 10.25% due 6/01/2008                           1,292,500
                            CCC      B3        4,680,135    Panavision Inc., Term B, due 3/31/2005**                   4,270,623
                            B        B3        3,400,000    Williams Scotsman, Inc., 9.875% due 6/01/2007              2,924,000
                                                                                                                     -----------
                                                                                                                      19,060,874
================================================================================================================================
Manufacturing--4.3%         B        B3          800,541    Blount Inc., Term B, due 6/30/2006**                         788,784
                            NR*      Caa2      4,068,000    Fairfield Manufacturing Company Inc., 9.625%
                                                            due 10/15/2008                                             1,952,640
                            CCC-     NR*       8,000,000    International Utility Structures, 10.75%
                                                            due 2/01/2008                                              3,760,000
                            BB+      Ba2       4,000,000    JLG Industries Inc., 8.375% due 6/15/2012 (d)              3,840,000
                            B+       B2          700,000    The Manitowoc Company Inc., 10.50% due 8/01/2012 (d)         722,750
                            B+       B1        3,769,030    Metokote Corp., Term B, due 11/02/2005**                   3,684,227
                            NR*      NR*       8,980,000   +Moll Industries, 10.50% due 7/01/2008                      1,077,600
                            B+       B3          600,000    NMHG Holding Company, 10% due 5/15/2009                      606,000
                            B        B2        3,775,000    Terex Corporation, 9.25% due 7/15/2011                     3,708,938
                            D        Ca        6,000,000   +Thermadyne Manufacturing, 9.875% due 6/01/2008             1,620,000
                            B        B3        1,300,000    Trimas Corporation, 9.875% due 6/15/2012 (d)               1,287,000
                                                                                                                     -----------
                                                                                                                      23,047,939
================================================================================================================================
Metals &                    NR*      NR*       9,089,257   +Acme Metals Inc., Term, due 12/01/2005**                   1,363,388
Mining--3.4%                BBB-     Ba2       4,000,000    Great Central Mines Ltd., 8.875% due 4/01/2008             4,080,000
                            B-       B3        4,750,000    Great Lakes Carbon Corp., 6.97% due 5/15/2008 (b)          3,313,125
                                                            Ispat International:**
                            B-       Caa2      1,248,000     Term B, due 7/15/2005                                       876,720
                            B-       Caa2      1,248,000     Term C, due 7/15/2006                                       876,720
                            CCC      Caa3      3,375,000    Neenah Corporation, 11.125% due 5/01/2007                  1,350,000
                            BB-      B1        1,450,000    Oregon Steel Mills Inc., 10% due 7/15/2009 (d)             1,495,313
                            B+       Caa1      3,000,000    Ormet Corporation, Term, due 8/15/2008**                   1,650,000
                            NR*      Ca          550,000   +Pen Holdings Inc., 9.875% due 6/15/2008                      170,500
                            B+       B1        1,000,000    Russel Metals Inc., 10% due 6/01/2009                      1,030,000
                            B        B3        2,420,000    Schuff Steel Company, 10.50% due 6/01/2008                 2,081,200
                                                                                                                     -----------
                                                                                                                      18,286,966
================================================================================================================================
Other                       D        Ca        4,050,000    WorldCom, Inc., 8% due 5/15/2006                             556,875
Telecommunications--
0.1%
================================================================================================================================
Packaging--0.6%             B-       B3        1,575,000    Berry Plastics, 10.75% due 7/15/2012                       1,606,500
                            B-       Caa1      1,800,000    Pliant Corporation, 13% due 6/01/2010                      1,809,000
                            NR*      Ca        2,750,000   +Spinnaker Industries Inc., 10.75% due 10/15/2006                 275
                                                                                                                     -----------
                                                                                                                       3,415,775
================================================================================================================================
Paper--2.3%                                                 Cellu Tissue Holdings, Inc.:**
                            NR*      NR*         930,519     Term A, due 8/31/2005                                       893,298
                            NR*      NR*          89,085     Term C, due 8/31/2006                                        53,451
                            B+       B2          250,000    Graphic Packaging Corporation, 8.625% due 2/15/2012          253,750
                                                            Stone Container Corporation:
                            B        B2        3,600,000     8.375% due 7/01/2012 (d)                                  3,636,000
                            B+       Ba3       5,480,769     Term B, due 6/30/2009**                                   5,482,825
                            B+       Ba3       2,019,231     Term C, due 6/30/2009**                                   2,019,988
                                                                                                                     -----------
                                                                                                                      12,339,312
================================================================================================================================
Petroleum                   B        B3        9,000,000    Giant Industries, 11% due 5/15/2012 (d)                    6,570,000
Refineries--2.7%            BB-      Ba3       4,822,710    Premcor Inc., Term, due 11/15/2004**                       4,292,212
                            BB+      Ba3       3,731,522    Tesoro Petroleum Corp., Term B, due 12/31/2007**           3,406,880
                                                                                                                     -----------
                                                                                                                      14,269,092
================================================================================================================================
Printing &                  B        B2          720,000    Can West Media Inc., 10.625% due 5/15/2011                   752,400
Publishing--1.3%            B-       B3        2,500,000    Perry-Judd, 10.625% due 12/15/2007 (d)                     2,325,000
                            BB+      Baa3      2,250,000    The Reader's Digest Association, Inc., Term B,
                                                            due 6/30/2008**                                            2,233,125
                            B-       B3        1,500,000    T/SF Communications Corp., 10.375% due 11/01/2007          1,455,000
                                                                                                                     -----------
                                                                                                                       6,765,525
================================================================================================================================
Property                    NR*      NR*       4,887,805    Buffington Harbor Parking Associates LLC, Term B,
Management--2.0%                                            due 7/01/2011**                                            4,350,146
                                                            Corrections Corporation of America:
                            B-       B2        3,200,000     9.875% due 5/01/2009 (d)                                  3,264,000
                            B+       B1        2,992,500     Term B, due 3/31/2008**                                   2,999,233
                                                                                                                     -----------
                                                                                                                      10,613,379
================================================================================================================================
Restaurants--0.8%           BB-      Ba3       4,000,000    Domino's & Bluefence Inc., Term B, due 7/30/2008**         4,015,000
================================================================================================================================
Retail & Retail             BBB+     Ba1       5,360,294    Shoppers Drug Mart, Term F, due 2/04/2009**                5,380,395
Specialty--1.0%
================================================================================================================================
Textile Mill                NR*      Ca        7,900,000   +Galey & Lord, Inc., 9.125% due 3/01/2008                   1,303,500
Products--0.2%
================================================================================================================================
Tower Construction &        B-       Caa1      3,000,000    American Tower Corporation, 9.375% due 2/01/2009           1,860,000
Leasing--1.7%               BB-      B2        5,000,000    American Tower Systems Corporation, Term B,
                                                            due 12/31/2007**                                           4,179,690
                                                            Crown Castle International Corporation:
                            B        B3        1,100,000     9% due 5/15/2011                                            682,000
                            B        B3        3,625,000     9.375% due 8/01/2011                                      2,265,625
                                                                                                                     -----------
                                                                                                                       8,987,315
================================================================================================================================


                                    10 & 11

                                     Debt Strategies Fund, Inc., August 31, 2002

SCHEDULE OF INVESTMENTS (continued)                            (in U.S. dollars)

                           S&P     Moody's      Face
INDUSTRIES               Ratings   Ratings     Amount                     Corporate Debt Obligations                    Value
==================================================================================================================================
Transportation              D        NR*   US$ 3,250,000   +Autopistas del Sol SA, 10.25% due 8/01/2009 (d)            $   552,500
Services--1.0%              B+       B1        4,549,825    North American Van Lines, Term B, due 11/18/2007**           4,529,919
                                                                                                                       -----------
                                                                                                                         5,082,419
==================================================================================================================================
Utilities--10.6%            B        B2        2,500,000    The AES Corporation, 8.50% due 11/01/2007                      825,000
                            NR*      NR*       8,250,000    AES EDC Funding II LLC, Term, due 10/06/2003**               5,857,500
                            NR*      Ba3       2,500,000    AES New York Funding, LLC, Term, due 2/28/2005**             2,079,168
                            BB-      B3        6,000,000    CMS Energy Corporation, 8.50% due 4/15/2011                  4,620,000
                            B+       B1        3,000,000    Calpine Canada Energy Finance, 8.50% due 5/01/2008           1,650,000
                                                            Calpine Corporation:
                            B+       B1        2,700,000     8.50% due 2/15/2011                                         1,417,500
                            BBB-     Ba3       4,000,000     Term B, due 5/31/2004**                                     3,462,856
                            BB+      Baa2      3,000,000    Michigan Electric Transmission, Term B,
                                                            due 4/30/2007**                                              3,010,314
                            BB-      Ba2      30,000,000    Mission Energy Holdings, 13.50% due 7/15/2008               12,600,000
                            BB       Ba2       5,500,000    Southern California Edison Company, Term B,
                                                            due 2/28/2005**                                              5,445,000
                            BB+      Ba2       4,887,500    TNP Enterprises, Inc., Term, due 3/30/2006**                 4,887,500
                                                            Western Resources Inc.:
                            BB-      Ba2      10,100,000     9.75% due 5/01/2007 (d)                                     9,271,184
                            BBB-     Ba1       1,500,000     Term N, due 5/31/2005**                                     1,462,500
                                                                                                                       -----------
                                                                                                                        56,588,522
==================================================================================================================================
Waste                       B        B3          100,000    Stericycle Inc., 12.375% due 11/15/2009                        114,000
Management--0.0%
==================================================================================================================================
Wired                       B-       B3        6,800,000    Fairpoint Communications, 12.50% due 5/01/2010               4,692,000
Telecommunications--        NR*      NR*       7,532,699    Pacific Crossing Ltd., Term B-1, due 7/28/2006**               772,102
3.5%                        B-       B3        8,000,000    Time Warner Telecom LLC, 9.75% due 7/15/2008                 3,640,000
                            CCC+     Caa1      5,000,000    U.S. West Capital Funding Inc., 6.875% due 7/15/2028         2,400,000
                            CCC+     Caa1      7,565,000    U.S. West Communications, 8.875% due 6/01/2031               6,052,000
                            NR*      NR*       6,012,113   +WCI Capital, Debtor in Possession, due 12/31/2002**            450,908
                                                           +Williams Communications Group, Inc.:
                            D        NR*       3,500,000     10.70% due 10/01/2007                                         411,250
                            D        NR*       2,000,000     10.875% due 10/01/2009                                        235,000
                                                                                                                       -----------
                                                                                                                        18,653,260
==================================================================================================================================
Wireless                                                    Centennial Cellular:**
Telecommunications--        B+       B1        5,170,912     Term B, due 5/30/2007                                       3,521,391
8.3%                        B+       B1        4,528,919     Term C, due 11/30/2007                                      3,075,136
                            CCC      C        10,000,000    Microcell Telecommunications, 0/12% due 6/01/2009 (c)           37,500
                                                            Nextel Communications, Inc.:
                            B        B3        4,000,000     0/10.65% due 9/15/2007 (c)                                  3,260,000
                            B        B3       16,000,000     9.50% due 2/01/2011                                        12,160,000
                            BB-      Ba3       4,000,000     Term B, due 6/30/2008**                                     3,503,000
                            BB-      Ba3       4,000,000     Term C, due 12/31/2008**                                    3,503,000
                            BB-      Ba3       5,220,778     Term D, due 3/31/2009**                                     4,425,481
                            B+       B1        1,625,000    PTC International Finance II SA, 11.25% due 12/01/2009       1,612,813
                            B+       B1        1,030,000    PTC International Finance BV, 10.75% due 7/01/2007           1,024,850
                                                            Rural Cellular Corp.:**
                            B+       Ba3       3,339,569     Term B, due 10/03/2008                                      2,674,437
                            B+       Ba3       3,339,569     Term C, due 4/03/2009                                       2,674,437
                            B-       NR*       4,038,158    Telesystem International Wireless, 14% due 12/30/2003        2,846,901
                                                                                                                       -----------
                                                                                                                        44,318,946
==================================================================================================================================
                                                           Total Investments in Corporate Debt Obligations
                                                           (Cost--$966,292,561)--137.3%                                730,130,828

==================================================================================================================================
                                                Shares
                                                 Held                           Stocks & Warrants
==================================================================================================================================
Automotive                                         1,124    Allied Signal Litigation Trust                                       0
Equipment--0.0%                                    1,124    Breed Creditors Litigation Trust                                     0
                                               3,614,601    Cambridge Liquidating Trust                                    175,308
                                                                                                                       -----------
                                                                                                                           175,308
==================================================================================================================================
Broadcasting--0.1%                                    32    Paxson Communications (Convertible Preferred) (b)(d)           161,060
                                                      72    Paxson Communications (Preferred) (b)                          433,680
                                                     704    Paxson Communications (Warrants) (d)(g)                            704
                                                  15,000    Sirius Satellite (Warrants) (g)                                150,000
                                                                                                                       -----------
                                                                                                                           745,444
==================================================================================================================================
Cable Television                                   5,000    Adelphia Communications (Preferred)                              5,000
Services--1.0%                                    74,350    CSC Holdings Inc. (b)                                        4,461,000
                                                   3,500    Pegasus Satellite                                              665,000
                                                                                                                       -----------
                                                                                                                         5,131,000
==================================================================================================================================
Chemicals--0.1%                                   93,826   +Pioneer Companies, Inc.                                        363,576
==================================================================================================================================
Gaming--0.0%                                      15,140    Peninsula Gaming LLC (Warrants) (g)                             90,842
==================================================================================================================================
Manufacturing--0.0%                               10,471    Environmental Systems Product, Inc.                                  0
                                                   1,837    Environmental Systems Product, Inc. (Preferred)                      0
                                                                                                                       -----------
                                                                                                                                 0
==================================================================================================================================
Metals &                                          91,399   +Geneva Steel Holdings Corp.                                      5,484
Mining--0.0%                                      28,660    Geneva Steel Holdings Corp. (Equity Rights) (e)                      0
                                                                                                                       -----------
                                                                                                                             5,484
==================================================================================================================================
Paper--0.0%                                                 Cellu Tissue Holdings, Inc. (Warrants) (g):
                                                      30     Series A                                                            0
                                                      15     Series B                                                            0
                                                                                                                       -----------
                                                                                                                                 0
==================================================================================================================================


                                    12 & 13

                                     Debt Strategies Fund, Inc., August 31, 2002

SCHEDULE OF INVESTMENTS (concluded)                            (in U.S. dollars)

                                               Shares
INDUSTRIES                                      Held                       Stocks & Warrants                             Value
==================================================================================================================================
Printing &                                       250,000    NewsCorp Overseas Ltd. (Preferred)                       $   4,775,000
Publishing--0.9%
==================================================================================================================================
Textile Mill                                   1,725,000    Global Manufacturing Liquidation Trust                              17
Products--0.0%
==================================================================================================================================
Tower Construction                                11,090    Crown Castle International Corporation                       5,212,300
& Leasing--1.0%                                             (Preferred) (b)
==================================================================================================================================
Wired                                             12,001   +AT&T Canada Inc.                                               384,392
Telecommunications--
0.1%
==================================================================================================================================
Wireless                                          10,326    Dobson Communications (Preferred) (b)                        2,271,687
Telecommunications--
0.4%
==================================================================================================================================
                                                            Total Investments in Stocks & Warrants
                                                            (Cost--$42,238,658)--3.6%                                   19,155,050
==================================================================================================================================

                                               Face
                                              Amount                     Short-Term Securities
==================================================================================================================================
Commercial                                 US$ 1,973,000    General Motors Acceptance Corp., 1.98% due 9/03/2002         1,973,000
Paper***--0.4%
==================================================================================================================================
                                                            Total Investments in Short-Term Securities
                                                            (Cost--$1,973,000)--0.4%                                     1,973,000
==================================================================================================================================
                                                            Total Investments (Cost--$1,010,504,219)--141.3%           751,258,878
                                                            Liabilities in Excess of Other Assets--(41.3%)            (219,577,031)
                                                                                                                     -------------
                                                            Net Assets--100.0%                                       $ 531,681,847
                                                                                                                     =============
==================================================================================================================================

  *   Not Rated.
 ** Floating rate corporate debt in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally
      (i) the lending rate offered by one or more major European banks, such as LIBOR (London Inter-Bank Offered Rate), (ii) the prime rate offered by one or more major United States banks or (iii) the certificate of deposit rate. Floating rate corporate debt is generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to its disposition. Corporate loans represent 48.0% of the Fund's net assets.
*** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
  +   Non-income producing security.
(a)   Floating rate note.
(b) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(c) Represents a zero coupon or step bond; the interest rate on a step bond will commence its accrual at a fixed rate of interest on a predetermined date until maturity.
(d) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(e) Each Equity Right entitles the Fund to purchase one share of new Preferred Stock at a price of $10.80 per Equity Right.
(f) Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(g) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(h) Maturity of this security is pending as a result of bankruptcy proceedings.

See Notes to Financial Statements.


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

               As of August 31, 2002
=================================================================================================================
Assets:        Investments, at value (identified cost--$1,010,504,219) ........                    $  751,258,878
               Cash ...........................................................                            66,324
               Interest receivable ............................................                        15,362,074
               Deferred facility fees .........................................                             4,050
               Prepaid expenses and other assets ..............................                            76,520
                                                                                                   --------------
               Total assets ...................................................                       766,767,846
                                                                                                   --------------
=================================================================================================================
Liabilities:   Loans ..........................................................                       234,600,000
               Payables:
                 Investment adviser ...........................................   $      358,175
                 Interest on loans ............................................          117,300
                 Commitment fees ..............................................            8,125          483,600
                                                                                  --------------
               Deferred income ................................................                             2,399
                                                                                                   --------------
               Total liabilities ..............................................                       235,085,999
                                                                                                   --------------
=================================================================================================================
Net Assets:    Net assets .....................................................                    $  531,681,847
                                                                                                   ==============
=================================================================================================================
Capital:       Common Stock, $.10 par value, 200,000,000 shares authorized ....                    $   10,346,437
               Paid-in capital in excess of par ...............................                     1,051,412,499
               Undistributed investment income--net ...........................   $    5,590,422
               Accumulated realized capital losses on investments and foreign
               currency transactions--net .....................................     (276,404,162)
               Unrealized depreciation on investments--net ....................     (259,263,349)
                                                                                  --------------
               Total accumulated losses--net ..................................                      (530,077,089)
                                                                                                   --------------
               Total Capital--Equivalent to $5.14 per share based on
               103,464,367 shares of Capital Stock outstanding
               (market price--$5.45) ..........................................                    $  531,681,847
                                                                                                   ==============
=================================================================================================================

See Notes to Financial Statements.


                                    14 & 15

                                     Debt Strategies Fund, Inc., August 31, 2002
STATEMENT OF OPERATIONS

                         For the Six Months Ended August 31, 2002
============================================================================================================================
Investment Income:       Interest ...........................................................                   $ 43,856,830
                         Dividends ..........................................................                      1,117,326
                         Facility and other fees ............................................                        502,966
                                                                                                                ------------
                         Total income .......................................................                     45,477,122
                                                                                                                ------------
============================================================================================================================
Expenses:                Loan interest expense ..............................................   $  2,664,104
                         Investment advisory fees ...........................................      2,593,598
                         Borrowing costs ....................................................        252,328
                         Accounting services ................................................        100,811
                         Professional fees ..................................................         74,040
                         Transfer agent fees ................................................         47,869
                         Listing fees .......................................................         35,212
                         Printing and shareholder reports ...................................         34,658
                         Custodian fees .....................................................         30,374
                         Directors' fees and expenses .......................................         25,860
                         Pricing services ...................................................          7,349
                         Other ..............................................................         19,498
                                                                                                ------------
                         Total expenses .....................................................                      5,885,701
                                                                                                                ------------
                         Investment income--net .............................................                     39,591,421
                                                                                                                ------------
============================================================================================================================
Realized & Unrealized    Realized gain (loss) on:
Gain (Loss) on             Investments--net .................................................    (33,446,994)
Investments &              Foreign currency transactions--net ...............................            323     (33,446,671)
Foreign Currency         Change in unrealized appreciation/depreciation on investments--net .   ------------     (57,687,953)
Transactions--Net:       Total realized and unrealized loss on investments and foreign                          ------------
                         currency transactions--net .........................................                    (91,134,624)
                                                                                                                ------------
                         Net Decrease in Net Assets Resulting from Operations ...............                   $(51,543,203)
                                                                                                                ============
============================================================================================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              For the Six        For the
                                                                                             Months Ended      Year Ended
                                                                                              August 31,      February 28,
                 Increase (Decrease) in Net Assets:                                              2002             2002
===========================================================================================================================
Operations:      Investment income--net ..................................................   $  39,591,421    $  93,622,888
                 Realized loss on investments and foreign currency transactions--net .....     (33,446,671)    (116,592,237)
                 Change in unrealized appreciation/depreciation on investments--net ......     (57,687,953)     (34,776,801)
                                                                                             -------------    -------------
                 Net decrease in net assets resulting from operations ....................     (51,543,203)     (57,746,150)
                                                                                             -------------    -------------
===========================================================================================================================
Dividends to     Dividends to shareholders from investment income--net ...................     (40,799,046)     (94,977,575)
Shareholders:                                                                                -------------    -------------
===========================================================================================================================
Capital Share    Write-off of offering costs resulting from the issuance of Common Stock .              --          238,476
Transactions:    Value of shares issued in reinvestment of dividends .....................       3,981,445        8,693,666
                                                                                             -------------    -------------
                 Net increase in net assets resulting from capital share transactions ....       3,981,445        8,932,142
                                                                                             -------------    -------------
===========================================================================================================================
Net Assets:      Total decrease in net assets ............................................     (88,360,804)    (143,791,583)
                 Beginning of period .....................................................     620,042,651      763,834,234
                                                                                             -------------    -------------
                 End of period* ..........................................................   $ 531,681,847    $ 620,042,651
                                                                                             =============    =============
===========================================================================================================================
                *Undistributed investment income--net ....................................   $   5,590,422    $   6,798,047
                                                                                             =============    =============
===========================================================================================================================

See Notes to Financial Statements.


                                    16 & 17

                                     Debt Strategies Fund, Inc., August 31, 2002

STATEMENT OF CASH FLOWS

                           For the Six Months Ended August 31, 2002
============================================================================================================
Cash Provided by           Net decrease in net assets resulting from operations ............   $ (51,543,203)
Operating Activities:      Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
                             Decrease in receivables .......................................       2,445,688
                             Increase in other assets ......................................         (71,744)
                             Decrease in other liabilities .................................         (52,594)
                             Realized and unrealized loss on investments and foreign
                             currency transactions--net ....................................      91,134,624
                             Amortization of premium .......................................     (13,083,134)
                                                                                               -------------
                           Net cash provided by operating activities .......................      28,829,637
                                                                                               -------------
============================================================================================================
Cash Provided by           Proceeds from sales of long-term investments ....................     291,007,606
Investing Activities:      Purchases of long-term investments ..............................    (250,134,372)
                           Sales and maturities of short-term investments--net .............       5,214,927
                                                                                               -------------
                           Net cash provided by investing activities .......................      46,088,161
                                                                                               -------------
============================================================================================================
Cash Used for              Cash receipts from borrowings ...................................      95,000,000
Financing Activities:      Cash payments on borrowings .....................................    (134,000,000)
                           Dividends paid to shareholders ..................................     (36,817,601)
                                                                                               -------------
                           Net cash used for financing activities ..........................     (75,817,601)
                                                                                               -------------
============================================================================================================
Cash:                      Net decrease in cash ............................................        (899,803)
                           Cash at beginning of period .....................................         966,127
                                                                                               -------------
                           Cash at end of period ...........................................   $      66,324
                                                                                               =============
============================================================================================================
Cash Flow                  Cash paid for interest ..........................................   $   2,609,286
Information:                                                                                   =============
============================================================================================================
Non-Cash                   Capital shares issued in reinvestment of dividends paid to
Financing Activities:      shareholders ....................................................   $   3,981,445
                                                                                               =============
============================================================================================================

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                                                                       For the
                  The following per share data and ratios                                                               Period
                  have been derived from information          For the Six       For the Year Ended        For the      March 27,
                  provided in the financial statements.      Months Ended           February 28,        Year Ended     1998+ to
                                                               August 31,     ----------------------    February 29,  February 28,
                  Increase (Decrease) in Net Asset Value:         2002          2002          2001          2000          1999
==================================================================================================================================
Per Share         Net asset value, beginning of period .......  $   6.03      $   7.53      $   8.60      $   9.15     $  10.00
Operating                                                       --------      --------      --------      --------     --------
Performance:      Investment income--net .....................       .38++         .92++         .96++         .97          .76
                  Realized and unrealized loss on investments   --------      --------      --------      --------     --------
                  and foreign currency transactions--net .....      (.87)        (1.49)        (1.07)         (.56)        (.91)
                                                                --------      --------      --------      --------     --------
                  Total from investment operations ...........      (.49)         (.57)         (.11)          .41         (.15)
                                                                --------      --------      --------      --------     --------
                  Less dividends from investment income--net .      (.40)         (.93)         (.96)         (.96)        (.69)
                                                                --------      --------      --------      --------     --------
                  Capital write-off (charge) resulting from
                  the issuance of Common Stock ...............        --            --@@          --            --         (.01)
                                                                --------      --------      --------      --------     --------
                  Net asset value, end of period .............  $   5.14      $   6.03      $   7.53      $   8.60     $   9.15
                                                                ========      ========      ========      ========     ========
                  Market price per share, end of period ......  $   5.45      $   6.57      $   7.15      $ 7.1875     $  7.875
                                                                ========      ========      ========      ========     ========
===============================================================================================================================
Total Investment  Based on market price per share ............   (11.25%)@       5.69%        13.97%         3.19%      (14.87%)@
Return:**                                                       ========      ========      ========      ========     ========
                  Based on net asset value per share .........    (8.80%)@      (7.89%)         .31%         6.26%       (1.09%)@
                                                                ========      ========      ========      ========     ========
===============================================================================================================================
Ratios to         Expenses, net of reimbursement and
Average           excluding interest expense .................     1.05%*        1.04%         1.20%          .98%         .54%*
Net Assets:                                                     ========      ========      ========      ========     ========
                  Expenses, net of reimbursement .............     1.91%*        2.59%         3.87%         2.87%         .93%*
                                                                ========      ========      ========      ========     ========
                  Expenses ...................................     1.91%*        2.59%         3.87%         2.87%        1.20%*
                                                                ========      ========      ========      ========     ========
                  Investment income--net .....................    12.85%*       13.69%        12.23%        10.88%        8.60%*
                                                                ========      ========      ========      ========     ========
===============================================================================================================================
Leverage:         Amount of borrowings, end of period
                  (in thousands) .............................  $234,600      $273,600      $301,000      $161,000     $142,000
                                                                ========      ========      ========      ========     ========
                  Average amount of borrowings outstanding
                  during the period (in thousands) ...........  $247,326      $280,460      $228,640      $182,404     $ 42,330
                                                                ========      ========      ========      ========     ========
                  Average amount of borrowings outstanding
                  per share during the period ................  $   2.40      $   2.75      $   3.07      $   2.91     $    .69
                                                                ========      ========      ========      ========     ========
===============================================================================================================================
Supplemental      Net assets, end of period (in thousands) ...  $531,682      $620,043      $763,834      $538,343     $572,902
Data:                                                           ========      ========      ========      ========     ========
                  Portfolio turnover .........................    30.34%        49.58%        36.86%        61.76%       89.76%
                                                                ========      ========      ========      ========     ========
===============================================================================================================================

 *    Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. If applicable, the Fund's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
 +    Commencement of operations.
++    Based on average shares outstanding.
 @    Aggregate total investment return.
@@    Amount is less than $.01 per share.

See Notes to Financial Statements.


                                    18 & 19

                                     Debt Strategies Fund, Inc., August 31, 2002

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Debt Strategies Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol DSU.

(a) Corporate debt obligations--The Fund invests principally in debt obligations of companies, including Corporate Loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks, the Fund's investment in Corporate Loans could be considered concentrated in financial institutions.

(b) Valuation of investments--Corporate Loans are valued in accordance with guidelines established by the Board of Directors. Corporate Loans are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of Corporate Loans for which no reliable price quotes are available, such Corporate Loans will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. For Corporate Loans for which an active secondary market does not exist to a reliable degree in the opinion of the Investment Adviser, such Corporate Loans will be valued by the Investment Adviser at fair value, which is intended to approximate market value.

Other portfolio securities may be valued on the basis of prices furnished by one or more pricing services, which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market price quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or for the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call and put options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(d) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(g) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(h) Offering expenses--During the year ended February 28, 2002, overestimated offering expenses resulting from the issuance of Common Stock were written off to paid-in capital in excess of par.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities,


                                    20 & 21

                                     Debt Strategies Fund, Inc., August 31, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

equipment and certain other services necessary to perform the investment advisory function. For such services, the Fund pays a monthly fee at an annual rate of .60% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

For the six months ended August 31, 2002, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), $2,009 for security price quotations to compute the net asset value of the Fund.

In addition, MLPF&S received $11,169 in commissions on the execution of portfolio security transactions for the Fund for the six months ended August 31, 2002.

For the six months ended August 31, 2002, the Fund reimbursed FAM $6,394 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended August 31, 2002 were $250,134,372 and $290,957,966, respectively.

Net realized gains (losses) for the six months ended August 31, 2002 and net unrealized losses as of August 31, 2002 were as follows:

--------------------------------------------------------------------------------
                                                   Realized       Unrealized
                                                 Gains (Losses)     Losses
--------------------------------------------------------------------------------
Long-term investments ........................   $ (33,446,994)  $(259,245,341)
Unfunded corporate loans .....................              --         (18,008)
Foreign currency transactions ................             323              --
                                                 -------------   -------------
Total ........................................   $ (33,446,671)  $(259,263,349)
                                                 =============   =============
--------------------------------------------------------------------------------

As of August 31, 2002, net unrealized depreciation for Federal income tax purposes aggregated $269,094,721, of which $7,606,965 related to appreciated securities and $276,701,686 related to depreciated securities. The aggregate cost of investments at August 31, 2002 for Federal income tax purposes was $1,020,353,599.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of Common Stock, par value $.10 per share. Shares issued and outstanding during the six months ended August 31, 2002 and the year ended February 28, 2002 increased by 681,976 and 1,332,057, respectively, as a result of dividend reinvestment.

5. Unfunded Loan Interests:

As of August 31, 2002, the Fund had unfunded loan commitments of approximately $4,183,000, which would be extended at the option of the borrower, pursuant to the following loan agreements:

--------------------------------------------------------------------------------
                                                                     Unfunded
                                                                    Commitment
Borrower                                                          (in Thousands)
--------------------------------------------------------------------------------
Classic Cable Inc. ...........................................        $2,100
Granite Broadcasting Corporation..............................        $2,083
--------------------------------------------------------------------------------

6. Short-Term Borrowings:

On May 30, 2002, the Fund renewed its one-year $325,000,000 revolving credit and security agreement with Citibank, N.A. and other lenders (the "Lenders"). The Fund may borrow money through (i) a line of credit from certain Lenders at the Eurodollar rate plus .75%, or the highest of the Federal Funds rate plus .50%, a Base rate as determined by Citibank, N.A. and the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks plus .50%, or through (ii) the issuance of commercial paper notes by certain Lenders at rates of interest derived from the weighted average of the per annum rates paid or payable by such Lenders in respect of those commercial paper notes. As security for its obligations to the Lenders under the revolving credit and security agreement, the Fund has granted a security interest in substantially all of its assets to and in favor of the Lenders.

For the six months ended August 31, 2002, the average amount borrowed was approximately $247,326,000 and the daily weighted average interest rate was 2.11%. For the six months ended August 31, 2002, facility and commitment fees aggregated approximately $252,000.

7. Capital Loss Carryforward:

On February 28, 2002, the Fund had a net capital loss carryforward of $202,948,681, of which $263,491 expires in 2005, $12,067,388 expires in 2006,
$27,376,921 expires in 2007, $51,234,056 expires in 2008, $21,442,332 expires in
2009 and $90,564,493 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.

8. Subsequent Event:

On September 5, 2002, an ordinary income dividend of $.064561 was declared. The dividend was paid on September 30, 2002, to shareholders of record on September 17, 2002.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Kevin J. Booth, Vice President
Joseph Matteo, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary

Custodian and Transfer Agent

The Bank of New York
110 Washington Street
New York, NY 10286

NYSE Symbol

DSU


                                    22 & 23

[LOGO] Merrill Lynch  Investment Managers

                                                              [GRAPHICS OMITTED]

Debt Strategies Fund, Inc. seeks to provide current income by investing primarily in a diversified portfolio of U.S. companies' debt instruments, including corporate loans, that are rated in the lower rating categories of the established rating services (Baa or lower by Moody's Investor Service, Inc. or BBB or lower by Standard & Poor's) or unrated debt instruments of comparable quality.

This report, including the financial information herein, is transmitted to shareholders of Debt Strategies Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund leverages its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

Debt Strategies Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper           #DEBT--8/02